PIMCO New York Municipal Income Fund II
Semi-Annual period ending 11/30/02
File No. 81121078

Exhibit 77Q3
(a)
(i) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment Company Act.

(ii) There have been no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(iii) CERTIFICATIONS

I, Brian S. Shlissel, certify that,

1. I have reviewed this report on
 Form NSAR of PIMCO New York
Municipal Income Fund II,

2. Based on my knowledge, this report
 does not contain any untrue statement
of a material fact or omit to state a material
 fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report, and

3. Based on my knowledge, the
 financial information included in this
 report, and the financial statements on
which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of, and for, the periods presented in this report,



4. The registrants other certifying
 officers and I are responsible for
 establishing and maintaining disclosure
controls and procedures, as defined in rule
 30a2c under the Investment Company
 Act, for the registrant and have,

a) Designed such
disclosure controls and
procedures to ensure that
material information
relating to the registrant,
including its consolidated
 subsidiaries, is made
known to us by others within
 those entities, particularly
 during the period in which
this report is being prepared,

b) Evaluated the effectiveness
 of the registrants disclosure
controls and procedures as of a
 date within 90 days prior to
the filing date of this report ,
the, Evaluation Date, and

c) Presented in this report
 our conclusions about the
 effectiveness of the disclosure
 controls and procedures
based on our evaluation as
of the Evaluation Date,

5. The registrants other certifying
officers and I have disclosed, based on
our most recent evaluation, to the
registrants auditors and the audit committee
 of the registrants board of directors,
or persons performing the equivalent
functions,

a) All significant deficiencies
 in the design or operation of
internal controls which could
adversely affect the registrants
 ability to record, process,
summarize, and report financial
data and have identified for the
registrants auditors any material
weaknesses in internal controls, and

b) Any fraud, whether or not
material, that involves management
 or other employees who have a
significant role in the registrants
internal controls, and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with
regard to significant deficiencies and material weaknesses.

Date:  January 28, 2003

s, Brian S. Shlissel
Brian S. Shlissel
President and Chief
Executive Officer



PIMCO New York Municipal Income Fund II
Semi-Annual period ending 11/30/02
File No. 81121078

Exhibit 77Q3
(a)
(iv) The registrants disclosure controls and procedures have been evaluated as of a date within 90 days of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule 30a2c under the Investment
Company Act.

(v) There have been no significant
changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(vi) CERTIFICATIONS

I, Lawrence G. Altadonna, certify that,

1. I have reviewed this report on
Form NSAR of PIMCO New York
 Municipal Income Fund II,

2. Based on my knowledge, this
 report does not contain any untrue
statement of a material fact or omit to
state a material fact necessary to make
 the statements made, in light of the
circumstances under which such
statements were made, not misleading
 with respect to the period covered by
 this report, and

3. Based on my knowledge, the
 financial information included in this
 report, and the financial statements on
which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows, if the financial statements are required to include statement of cash flows, of the registrant as of, and for, the periods presented in this report,

4. The registrants other certifying
officers and I are responsible for
establishing and maintaining disclosure
 controls and procedures, as defined in
 rule 30a2c under the Investment
Company Act, for the registrant and have,

a) Designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is made
 known to us by others within
those entities, particularly during
 the period in which this report is
 being prepared,

b) Evaluated the effectiveness
of the registrants disclosure
controls and procedures as of a
date within 90 days prior to the
 filing date of this report, the,
 Evaluation Date, and

c) Presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date,

5. The registrants other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors, or persons performing the equivalent functions,

a) All significant deficiencies
 in the design or operation of internal
 controls which could adversely
affect the registrants ability to
 record, process, summarize, and
report financial data and have
identified for the registrants
auditors any material weaknesses
in internal controls, and




b) Any fraud, whether or not
 material, that involves management
or other employees who have a
significant role in the registrants
 internal controls, and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  January 28, 2003

s, Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer